EXHIBIT 32.1

          SECTION 906 CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER AND PRINCIPAL FINANCIAL OFFICER OF TUNGSTEN CORP.

In connection with the accompanying Quarterly Report on Form 10-Q of Tungsten Corp. for the quarter ended October 31, 2012, the undersigned, Mario Jakiri Tolentino, President and Chief Executive Officer of Tungsten Corp., does hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

     (1) such Quarterly Report on Form 10-Q for the quarter ended October 31, 2012 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

     (2) the information contained in such Quarterly Report on Form 10-Q for the quarter ended October 31, 2012, fairly presents, in all material respects, the financial condition and results of operations of Tungsten Corp.


Date: December 13, 2012
                                           /s/ Mario Jakiri Tolentino
                                           -------------------------------------
                                           Mario Jakiri Tolentino
                                           President and Chief Executive Officer